Filed pursuant to Rule 497(a)

Registration No. 333-217207

Rule 482ad

TPG Specialty Lending, Inc. Prices Public Offering of

$150 million 4.500% Notes due 2023

NEW YORK—(BUSINESS WIRE)—January 17, 2018—TPG Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has priced an underwritten public offering of $150 million in aggregate principal amount of 4.500% notes due 2023. The notes will mature on January 22, 2023 and may be redeemed in whole or in part at TSLX’s option at any time at par plus a “make-whole” premium, if applicable.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, TSLX intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

In connection with the offering, TSLX intends to enter into an interest rate swap to better align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans.

BofA Merrill Lynch, Citigroup, HSBC, J.P. Morgan, and SunTrust Robinson Humphrey are acting as joint book-running managers for this offering. Mizuho Securities, Barclays, Goldman Sachs & Co. LLC, Morgan Stanley and Raymond James are also acting as book-running managers for this offering. TPG Capital BD, LLC and Comerica Securities are acting as co-managers for this offering. The offering is expected to close on January 22, 2018, subject to customary closing conditions.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated January 17, 2018, the preliminary prospectus supplement dated January 17, 2018 and the accompanying prospectus dated May 30, 2017, each of which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, email prospectus@citi.com, telephone: 1-800-831-9146; HSBC Securities (USA) Inc. toll free at (866) 811-8049; J.P. Morgan Securities LLC at (212) 834-4533; or SunTrust Robinson Humphrey, Inc. at (800) 685-4786.

About TPG Specialty Lending, Inc.

TPG Specialty Lending, Inc. is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, an SEC registered investment adviser.

TSLX leverages the deep investment, sector, and operating resources of TPG Sixth Street Partners, the dedicated special situations and credit platform of TPG, with approximately $20 billion of assets under management as of September 30, 2017, and the broader TPG platform, a global private investment firm with over $79 billion of assets under management as of September 30, 2017.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the SEC. The Company assumes no obligation to update any such forward-looking statements.

Source: TPG Specialty Lending, Inc.

Investors:

Lucy Lu

212–601-4753

IRTSL@tpg.com

Media:

Luke Barrett, 212-601-4752

lbarrett@tpg.com

Press:

Owen Blicksilver PR, Inc.

Jennifer Hurson, 845-507-0571

jennifer@blicksilverpr.com